UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): OCTOBER 27, 2003



                                 FX ENERGY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA                         0-25386               87-0504461
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


              3006 HIGHLAND DRIVE, SUITE 206
                   SALT LAKE CITY, UTAH                      84106
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         (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code:  (801) 486-5555


                                       N/A
          (Former name or former address, if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         On October 27, 2003, 2.25 million shares of FX Energy, Inc.'s Series A Preferred stock were converted into common stock on a one-for-one basis. The conversion was required under the terms of an S-3 registration statement that became effective that date. As a result of this conversion, FX Energy now has an aggregate of 23,236,252 shares outstanding.

         FX Energy holds interests in five project areas in Poland:

         o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest subject to the right of CalEnergy Gas (Holdings) Ltd. to earn half of that 49%. Polish Oil and Gas Company holds 51%.

         o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and Polish Oil and Gas Company holds 51%.

         o The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

         o The Pomerania project area covers approximately 2.2 million acres in western Poland's Permian Basin. FX Energy holds a 100% interest in the Pomerania project area except for one block of approximately 225,000 acres, where its interest is 85% and Polish Oil and Gas Company holds 15%.

         o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds a 45% interest.

                                 ______________


         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2002 annual report on Form 10-K and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FX ENERGY, INC.
                                            Registrant


Dated:  October 28, 2003                    By  /s/ Scott J. Duncan
                                               ---------------------------------
                                               Scott J. Duncan, Vice President

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